UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☒	Soliciting Material under § 240.14a-12

NEXTGEN HEALTHCARE, INC.

(Name of Registrant as Specified in its Charter)

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This filing relates to the proposed merger of NextGen Healthcare, Inc., a Delaware corporation (“NextGen”) and Next Parent LP (“Thoma Bravo”), pursuant to the terms of that certain Agreement and Plan of Merger, dated as of September 4, 2023, by and among NextGen, Next Merger Sub, Inc., and Thoma Bravo.

The following communication was made available to NextGen’s partners on September 5, 2023.

Partner Email

Subject Line: An Exciting New Chapter for NextGen Healthcare

Please see the important message below from our CEO, David Sides.

Dear Valued Partner,

I am pleased to share some important news with you about NextGen Healthcare.

Today, we announced that NextGen Healthcare has agreed to be acquired by Thoma Bravo, a leading software investment firm. You can read the press release here https://www.sec.gov/Archives/edgar/data/708818/000119312523229107/d503371dex991.htm.

Through our dedication to NextGen Healthcare’s vision and our client, NextGen Healthcare has grown to become a leading provider of innovative, cloud-based, healthcare technology solutions that empower ambulatory healthcare providers to manage risk and complexity and deliver quality care. If the transaction with Thoma Bravo is consummated, we will build on this momentum and accelerate our strategy to be the most trusted advisor for the ambulatory practices of the future. We believe this transaction will provide additional expertise, financial resources and flexibility as a private company to make investments in people and technology that further differentiate our offerings.

Today’s announcement will have no impact on our day-to-day operations in the near term. The transaction is not yet complete, and during its pendency, we remain a publicly owned company. Your NextGen Healthcare contact remains the same; all current contracts are continuing as normal; and there are no changes in how we work with you. In short, it is business as usual. Our focus – as always – is on helping our clients achieve better patient and financial outcomes. We greatly value your contributions in this work.

The transaction is expected to close in the fourth calendar quarter of 2023, subject to customary closing conditions and approvals. Following the closing, we expect the Company will continue to be led by our current team and operate under the NextGen Healthcare name, and our mission, vision and strategy remain the same – as will the importance of our partnerships. As we grow and thrive, we expect these partner relationships to grow and thrive as well.

On behalf of the entire NextGen Healthcare team, thank you for your support and partnership. We are excited for this next chapter.

Sincerely,

David Sides

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of federal securities laws. Forward-looking statements in this communication include, but are not limited to, statements regarding the consummation of the proposed merger between NextGen Healthcare, Inc. (the “Company”) and affiliates of Thoma Bravo (the “Merger”). These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to the ability of the parties to consummate the proposed Merger and the possibility that various closing conditions for the proposed Merger may not be satisfied or waived, and the ability to realize the benefits expected from the proposed Merger. The forward-looking statements in this communication are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. For additional information regarding forward-looking statements, please refer to discussions under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and elsewhere in our most recent Annual Report on Form 10-K and in our other reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Company’s SEC filings are available on the Investor Relations section of our website at https://investor.nextgen.com and on the SEC’s website at www.sec.gov.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (i) the proposed Merger may not be completed in a timely manner or at all, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Company or the expected benefits of the proposed Merger or that the approval of the Company’s stockholders is not obtained; (ii) the failure to realize the anticipated benefits of the proposed Merger; (iii) the possibility that competing offers or acquisition proposals for the Company will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed Merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed Merger, including in circumstances which would require the Company to pay a termination fee or other expenses; (vi) the effect of the announcement or pendency of the proposed Merger on the Company’s ability to retain and hire key personnel, or its operating results and business generally; (vii) significant transaction costs associated with the Merger; (viii) potential litigation relating to the Merger; (ix) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations; (x) legislative, regulatory and economic developments affecting the Company’s business; and (xi) general economic and market developments and conditions; (xii) the evolving legal, regulatory and tax regimes under which the Company operates; and (xiii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance.

Additional Information

This communication may be deemed solicitation material in respect of the proposed acquisition of the Company. A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed Merger. The Company expects to file with the SEC a proxy statement and other relevant documents in connection with the proposed Merger. Investors of the Company are urged to read the definitive proxy statement and other relevant materials carefully and in their entirety when they become available because they will contain important information about the Company and the proposed Merger. Investors may obtain a free copy of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov and at the Company’s website at https://www.nextgen.com.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed Merger will be set forth in the Company’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed Merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed Merger.

The following communication was made available to NextGen’s clients on September 5, 2023.

Client Email

Subject Line: An exciting new chapter with NextGen Healthcare

Dear Valued Client,

I am pleased to share some important news with you about NextGen Healthcare.

Today, we announced that NextGen Healthcare has agreed to be acquired by Thoma Bravo, a leading software investment firm. You can read the press release here https://www.sec.gov/Archives/edgar/data/708818/000119312523229107/d503371dex991.htm.

We are proud that NextGen Healthcare’s investments have enabled us to provide an award-winning platform of integrated solutions that help you:

•	Spend more time with patients;

•	Improve quality of care;

•	Streamline operations and financial outcomes;

•	And improve the work-life balance for clinicians.

If the acquisition by Thoma Bravo is consummated, we will have additional working capital, expertise and strategic flexibility to make further investments in people and technology that we believe will further differentiate our offerings and improve your ability to manage risk and provide high quality care. We are delighted to potentially partner with Thoma Bravo in NextGen Healthcare’s next chapter of growth and success.

Today’s announcement will have no impact on our day-to-day operations in the near term. The transaction is not yet complete, and during its pendency, we remain a publicly owned company. Your NextGen Healthcare contact remains the same; all current contracts continue as normal; and there are no changes in how we work with you. In short, it is business as usual. Our focus – as always – is on helping you achieve better patient and financial outcomes.

The transaction is expected to close in the fourth calendar quarter of 2023, subject to customary closing conditions and approvals. Following the closing, we expect the Company will continue to be led by our current team and operate under the NextGen Healthcare name, and our mission, vision and strategy will remain the same.

On behalf of the entire NextGen Healthcare team, thank you for your continued partnership and trust in our company. We are excited for this next chapter and look forward to continuing to serve you.

Sincerely,

David Sides

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of federal securities laws. Forward-looking statements in this communication include, but are not limited to, statements regarding the consummation of the proposed merger between NextGen Healthcare, Inc. (the “Company”) and affiliates of Thoma Bravo (the “Merger”). These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to the ability of the parties to consummate the proposed Merger and the possibility that various closing conditions for the proposed Merger may not be satisfied or waived, and the ability to realize the benefits expected from the proposed Merger. The forward-looking statements in this communication are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. For additional information regarding forward-looking statements, please refer to discussions under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and elsewhere in our most recent Annual Report on Form 10-K and in our other reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Company’s SEC filings are available on the Investor Relations section of our website at https://investor.nextgen.com and on the SEC’s website at www.sec.gov.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (i) the proposed Merger may not be completed in a timely manner or at all, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Company or the expected benefits of the proposed Merger or that the approval of the Company’s stockholders is not obtained; (ii) the failure to realize the anticipated benefits of the proposed Merger; (iii) the possibility that competing offers or acquisition proposals for the Company will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed Merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed Merger, including in circumstances which would require the Company to pay a termination fee or other expenses; (vi) the effect of the announcement or pendency of the proposed Merger on the Company’s ability to retain and hire key personnel, or its operating results and business generally; (vii) significant transaction costs associated with the Merger; (viii) potential litigation relating to the Merger; (ix) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations; (x) legislative, regulatory and economic developments affecting the Company’s business; and (xi) general economic and market developments and conditions; (xii) the evolving legal, regulatory and tax regimes under which the Company operates; and (xiii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance.

Additional Information

This communication may be deemed solicitation material in respect of the proposed acquisition of the Company. A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed Merger. The Company expects to file with the SEC a proxy statement and other relevant documents in connection with the proposed Merger. Investors of the Company are urged to read the definitive proxy statement and other relevant materials carefully and in their entirety when they become available because they will contain important information about the Company and the proposed Merger. Investors may obtain a free copy of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov and at the Company’s website at https://www.nextgen.com.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed Merger will be set forth in the Company’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed Merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed Merger.

The following communications were made available to NextGen’s employees on September 5, 2023.

Services Team Email

Subject: Following up on NextGen Healthcare / Thoma Bravo Announcement

Good afternoon.

As David Sides communicated earlier, NextGen Healthcare has entered into an agreement to be acquired by Thoma Bravo, a leading investor in healthcare technology and software solutions companies. This is good for us. There are compelling benefits for our clients, partners, employees and shareholders.

For our team, it is business as usual. The transaction is not yet complete, and until it is, we remain a publicly owned company. This means, we need to be driving just as hard to achieve our Q3 targets as before. Our commitments to our clients and our time lines to deliver don’t change.

If clients have questions, please assure them that:

•	They remain our #1 priority;

•	It is business as usual;

•	Nothing changes for them in the short-term – client contracts and contacts remain the same;

•	Installations, support and product roadmaps are the same; and

•	Our focus is – as always – on helping them achieve better outcomes.

As David noted, the transaction is expected to close in the third quarter of 2023, subject to customary closing conditions and approvals, including approval by NextGen Healthcare shareholders. We expect, following the closing, the Company will continue to be led by our current team and operate under the NextGen Healthcare name, and our mission, vision and strategy will remain the same.

Attached to this email are client FAQs that you may use to communicate with clients. It is important that you stick to these messages, which have been approved by legal counsel. If there is additional information you need, please contact me or Colleen Edwards.

I also encourage you to join the company virtual Town Hall meeting tomorrow at 11:00 a.m. Eastern to hear more about the announcement from David Sides.

Thank you for your continued hard work and dedication to our clients. I am excited for the opportunities ahead.

Sincerely,

Katie Chaffee

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of federal securities laws. Forward-looking statements in this communication include, but are not limited to, statements regarding the consummation of the proposed merger between NextGen Healthcare, Inc. (the “Company”) and affiliates of Thoma Bravo (the “Merger”). These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to the ability of the parties to consummate the proposed Merger and the possibility that various closing conditions for the proposed Merger may not be satisfied or waived, and the ability to realize the benefits expected from the proposed Merger. The forward-looking statements in this communication are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. For additional information regarding forward-looking statements, please refer to discussions under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and elsewhere in our most recent Annual Report on Form 10-K and in our other reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Company’s SEC filings are available on the Investor Relations section of our website at https://investor.nextgen.com and on the SEC’s website at www.sec.gov.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (i) the proposed Merger may not be completed in a timely manner or at all, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Company or the expected benefits of the proposed Merger or that the approval of the Company’s stockholders is not obtained; (ii) the failure to realize the anticipated benefits of the proposed Merger; (iii) the possibility that competing offers or acquisition proposals for the Company will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed Merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed Merger, including in circumstances which would require the Company to pay a termination fee or other expenses; (vi) the effect of the announcement or pendency of the proposed Merger on the Company’s ability to retain and hire key personnel, or its operating results and business generally; (vii) significant transaction costs associated with the Merger; (viii) potential litigation relating to the Merger; (ix) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations; (x) legislative, regulatory and economic developments affecting the Company’s business; and (xi) general economic and market developments and conditions; (xii) the evolving legal, regulatory and tax regimes under which the Company operates; and (xiii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance.

Additional Information

This communication may be deemed solicitation material in respect of the proposed acquisition of the Company. A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed Merger. The Company expects to file with the SEC a proxy statement and other relevant documents in connection with the proposed Merger. Investors of the Company are urged to read the definitive proxy statement and other relevant materials carefully and in their entirety when they become available because they will contain important information about the Company and the proposed Merger. Investors may obtain a free copy of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov and at the Company’s website at https://www.nextgen.com.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed Merger will be set forth in the Company’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed Merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed Merger.

Employee Email

Subject: An Exciting New Chapter for NextGen Healthcare

Team,

I am pleased to share exciting news about NextGen Healthcare. Moments ago, we announced that Nextgen Healthcare has entered into a definitive agreement to be acquired by Thoma Bravo, a leading software investment firm. The all-cash transaction values NextGen Healthcare at $1.8 billion, including net debt or $23.95 per share. As a result of this transaction, if consummated, NextGen Healthcare will become a private company, which gives us more flexibility to focus on longer term goals.

This agreement validates NextGen Healthcare’s significant market strength and is a testament to you and the hard work of the entire NextGen Healthcare team. It represents an excellent opportunity for our company and all of our stakeholders, including our shareholders who have the opportunity to receive significant premium cash value for their shares.

Through our dedication to NextGen Healthcare’s vision and our clients, NextGen Healthcare has grown to become a leading provider of innovative, cloud-based, healthcare technology solutions that empower ambulatory healthcare providers to manage risk and complexity and deliver quality care. If the transaction with Thoma Bravo is consummated, we will build on this momentum and accelerate our strategy to be the most trusted advisor for the ambulatory practices of the future. This transaction will provide additional working capital, expertise and flexibility as a private company to make investments in people and technology that further differentiate NextGen Healthcare’s offerings.

Thoma Bravo is an outstanding partner for NextGen Healthcare. Since its inception more than 40 years ago, Thoma Bravo has invested in more than 450 software and technology companies, many in the healthcare sector including GHX (Global Healthcare Exchange), Mediware (now Wellsky), Imprivata and Syntellis. Its investment philosophy is centered around working collaboratively with existing management teams to help drive operating excellence and innovation. Through this process, I have gotten to know the Thoma Bravo team. They have great respect for our mission, people and technology, and they look forward to helping build on all that we have accomplished thus far.

The transaction is expected to close in the fourth calendar quarter of 2023, subject to customary closing conditions and approvals, including approval by NextGen Healthcare shareholders. Following the closing, we expect the Company will continue to be led by our current team and operate under the NextGen Healthcare name, and our mission, vision and strategy will remain the same.

On this note, while today’s announcement is big news, please keep in mind that the transaction is not yet complete. During its pendency, we remain a publicly owned company, and our business priorities, roles and responsibilities will continue as usual. I am counting on you to stay focused on our clients and winning in the marketplace.

Linked here is an FAQ to address questions you may have. We are also hosting a virtual town hall meeting tomorrow at 11:00am ET / 8:00am PT to discuss this announcement. I encourage you all to join. You should already have an invitation from Employee Communications.

Thank you for your continued dedication and hard work. I appreciate your relentless commitment to our company and our clients and look forward to taking the next step on this journey.

David Sides

Please note: Consistent with company policy, if you receive any calls from investors or financial analysts, please forward them to James Hammerschmidt at jhammerschmidt@nextgen.com. Media and market analyst inquiries should be sent to Tami Andrade at tandrade@nextgen.com.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of federal securities laws. Forward-looking statements in this communication include, but are not limited to, statements regarding the consummation of the proposed merger between NextGen Healthcare, Inc. (the “Company”) and affiliates of Thoma Bravo (the “Merger”). These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to the ability of the parties to consummate the proposed Merger and the possibility that various closing conditions for the proposed Merger may not be satisfied or waived, and the ability to realize the benefits expected from the proposed Merger. The forward-looking statements in this communication are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. For additional information regarding forward-looking statements, please refer to discussions under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and elsewhere in our most recent Annual Report on Form 10-K and in our other reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Company’s SEC filings are available on the Investor Relations section of our website at https://investor.nextgen.com and on the SEC’s website at www.sec.gov.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (i) the proposed Merger may not be completed in a timely manner or at all, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Company or the expected benefits of the proposed Merger or that the approval of the Company’s stockholders is not obtained; (ii) the failure to realize the anticipated benefits of the proposed Merger; (iii) the possibility that competing offers or acquisition proposals for the Company will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed Merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed Merger, including in circumstances which would require the Company to pay a termination fee or other expenses; (vi) the effect of the announcement or pendency of the proposed Merger on the Company’s ability to retain and hire key personnel, or its operating results and business generally; (vii) significant transaction costs associated with the Merger; (viii) potential litigation relating to the Merger; (ix) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations; (x) legislative, regulatory and economic developments affecting the Company’s business; and (xi) general economic and market developments and conditions; (xii) the evolving legal, regulatory and tax regimes under which the Company operates; and (xiii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance.

Additional Information

This communication may be deemed solicitation material in respect of the proposed acquisition of the Company. A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed Merger. The Company expects to file with the SEC a proxy statement and other relevant documents in connection with the proposed Merger. Investors of the Company are urged to read the definitive proxy statement and other relevant materials carefully and in their entirety when they become available because they will contain important information about the Company and the proposed Merger. Investors may obtain a free copy of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov and at the Company’s website at https://www.nextgen.com.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed Merger will be set forth in the Company’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed Merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed Merger.

Commercial Growth Team Email

Subject: Following up on NextGen Healthcare / Thoma Bravo Announcement

Good afternoon.

As David Sides communicated earlier, NextGen Healthcare has entered into an agreement to be acquired by Thoma Bravo, a leading software investment firm. This is good for us. There are compelling benefits for our clients, partners, employees and shareholders.

For our team, it is business as usual. The transaction is not yet complete, and until it is, we remain a publicly owned company. This means, we need to be driving just as hard to achieve our Q3 targets this week as we were last week and the week before. We cannot get distracted and take our foot off the accelerator.

If clients have questions, you should assure them that:

•	They remain our #1 priority;

•	It is business as usual;

•	Nothing changes for them in the short-term – client contracts and contacts remain the same;

•	Installations, support and product roadmaps are the same; and

•	Our focus is – as always – on helping them achieve better outcomes.

As David noted, the transaction is expected to close in the 3rd fiscal quarter of 2023, subject to customary closing conditions and approvals, including approval by NextGen Healthcare shareholders. We expect , following the closing, the Company will continue to be led by our current team and operate under the NextGen Healthcare name, and our mission, vision and strategy will remain the same.

Attached to this email are FAQs that you may use to communicate with clients. It is important that you stick to these messages, which have been approved by legal counsel. If there is additional information you need, please contact me or Colleen Edwards.

I also encourage you to join the company virtual Town Hall meeting tomorrow at 11:00 a.m. Eastern to hear more about the announcement. I will host a Commercial Growth Town Hall at 12:30 p.m. Eastern to answer any additional questions.

Thank you for your continued hard work and dedication to our clients. I am excited for the opportunities ahead.

Sincerely,

Mitch Waters

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of federal securities laws. Forward-looking statements in this communication include, but are not limited to, statements regarding the consummation of the proposed merger between NextGen Healthcare, Inc. (the “Company”) and affiliates of Thoma Bravo (the “Merger”). These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to the ability of the parties to consummate the proposed Merger and the possibility that various closing conditions for the proposed Merger may not be satisfied or waived, and the ability to realize the benefits expected from the proposed Merger. The forward-looking statements in this communication are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. For additional information regarding forward-looking statements, please refer to discussions under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and elsewhere in our most recent Annual Report on Form 10-K and in our other reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Company’s SEC filings are available on the Investor Relations section of our website at https://investor.nextgen.com and on the SEC’s website at www.sec.gov.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (i) the proposed Merger may not be completed in a timely manner or at all, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Company or the expected benefits of the proposed Merger or that the approval of the Company’s stockholders is not obtained; (ii) the failure to realize the anticipated benefits of the proposed Merger; (iii) the possibility that competing offers or acquisition proposals for the Company will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed Merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed Merger, including in circumstances which would require the Company to pay a termination fee or other expenses; (vi) the effect of the announcement or pendency of the proposed Merger on the Company’s ability to retain and hire key personnel, or its operating results and business generally; (vii)

significant transaction costs associated with the Merger; (viii) potential litigation relating to the Merger; (ix) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations; (x) legislative, regulatory and economic developments affecting the Company’s business; and (xi) general economic and market developments and conditions; (xii) the evolving legal, regulatory and tax regimes under which the Company operates; and (xiii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance.

Additional Information

This communication may be deemed solicitation material in respect of the proposed acquisition of the Company. A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed Merger. The Company expects to file with the SEC a proxy statement and other relevant documents in connection with the proposed Merger. Investors of the Company are urged to read the definitive proxy statement and other relevant materials carefully and in their entirety when they become available because they will contain important information about the Company and the proposed Merger. Investors may obtain a free copy of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov and at the Company’s website at https://www.nextgen.com.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed Merger will be set forth in the Company’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed Merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed Merger.

Social Media Posts Email

LinkedIn

BIG NEWS! We are pleased to announce that #NextGen Healthcare entered an agreement to be acquired by @Thoma Bravo for $23.95 per share in cash. #BelieveinBetter #Healthtech #BetterOutcomes

Read more: https://www.sec.gov/Archives/edgar/data/708818/000119312523229107/d503371dex991.htm

Twitter

BIG NEWS! We are pleased to announce that #NextGen Healthcare entered an agreement to be acquired by @Thoma Bravo for $23.95 per share in cash. #BelieveinBetter #Healthtech #BetterOutcomes

Read more: https://www.sec.gov/Archives/edgar/data/708818/000119312523229107/d503371dex991.htm

Facebook

BIG NEWS! NextGen Healthcare has entered into an agreement to pursue an exciting new chapter as a privately held company.

We have agreed to be acquired by @Thoma Bravo for $23.95 per share in cash. If the sale is consummated, we expect to gain additional expertise, financial resources and strategic flexibility that will accelerate our leadership in healthtech, while unlocking maximum value for our shareholders.

We’re delighted Thoma Bravo shares our commitment to being a trusted advisor for our clients. With their financial support and expertise, we look forward to continuing to deliver on our mission of Better Healthcare Outcomes for All.

Read more: https://www.sec.gov/Archives/edgar/data/708818/000119312523229107/d503371dex991.htm